Exhibit 99.3

Spin-Off Fact Sheet

On October 1, 2007, Belo Corp. (NYSE: BLC) announced plans to create separate television and newspaper companies by spinning off the newspaper business as a new publicly-traded company called A. H. Belo Corporation ("A. H. Belo"). Both A. H. Belo and Belo Corp. ("Belo") will remain headquartered in Dallas, Texas. Like Belo, Series A common shares of A.H. Belo are expected to be listed on the New York Stock Exchange. The spin-off is expected to be tax-free to Belo and to shareholders. The transaction is subject to customary regulatory approvals and does not require shareholder, noteholder or debenture holder approval, nor FCC approval relating to Belo's television station licenses.

A. H. Belo: A High Quality Newspaper & Online Company

A. H. Belo, with approximately $750 million in current annual revenues and 3,800 employees, will own and operate award-winning daily newspapers and related online businesses that reach a total audience of 3.7 million people:

- *The Dallas Morning News* – the 9th largest daily and 12th largest Sunday newspaper in the country, based on circulation
- *The Providence Journal* in Rhode Island – the oldest continuously-published daily newspaper in the U.S.
- *The Press-Enterprise* – serving Southern California's Inland Empire region, one of the nation's fastest-growing areas

A. H. Belo will have a strong, debt-free balance sheet, giving it the financial flexibility to support its strong focus on producing high-quality print and online products to reach targeted local audiences.

Robert W. Decherd will serve as A. H. Belo's chairman, president and Chief Executive Officer.

Belo: Premium TV Stations in Attractive Markets

Belo Corp. will be the largest pure-play publicly-traded television station company in the nation at the effective date of the spin-off, with annual revenues of more than $750 million and approximately 3,200 employees.

The Company will own and manage 20 television stations and their related Web sites in 15 highly-attractive markets, reaching 14% of U.S. television households. Stations include:

- 5 CBS affiliates
- 4 ABC affiliates
- 4 NBC affiliates
- 2 CW affiliates
- 2 MyNetwork TV affiliates
- 1 FOX affiliate
- 2 independent stations

In 13 of 15 markets, Belo television stations rank first or second in terms of audience reach.

Dunia A. Shive will serve as Belo's president and Chief Executive Officer. Robert W. Decherd will serve as non-executive chairman of the board.

Strategic Rationale for the Transaction

- The newspaper and television industries are undergoing profound, yet different, changes. This action should make each business more nimble and better able to allocate capital to compete and grow effectively.
- Both Belo and A. H. Belo will have excellent assets with balance sheets appropriate for their businesses and capable of supporting future growth and innovation while serving the needs of customers, advertisers and local communities.
- The standalone companies will have corporate staff and expenses appropriate for their size and purpose. After an initial transition period, the combined corporate expense of the two entities is expected to be less than Belo's corporate expense today. Corporate expenses are expected to be reduced over time, particularly at A. H. Belo.
- Creating two separate companies will give investors greater insight into each business. Over time, the distinct investment characteristics of Belo and A. H. Belo are expected to attract discrete sets of investors.
- Each company will have the ability to adjust compensation, benefits and incentive plans over time to more closely align the interests of management and employees with those of shareholders.
- Regulatory obstacles to cross-ownership remain in place. That notwithstanding, Belo's experience with virtual cross-ownership in numerous markets suggests that some synergies across print, broadcast and online media can be effectively achieved through alliances and partnerships.

Transaction Summary

Structure:
Belo Corp. shareholders will receive a certain number of shares of A. H. Belo common stock (whether Series A or Series B) for every share of Belo common stock (Series A or Series B) held by them. The stock distribution ratio will be determined at a future date.

Expected Closure: First quarter of 2008

Required Approvals

Receipt of tax-free ruling from the Internal Revenue Service; filing and effectiveness of a registration statement with the Securities and Exchange Commission; NYSE listing and other regulatory approvals; other customary closing conditions.

Contact Information

Media / Investors
Paul Fry
Belo Corp.
(214) 977-6835

Additional Information:
www.belo.com

Spin-Off Fact Sheet Belo: Television Regional Revenue and Market Diversification Based on 2006 revenues Television Demographics Demographic growth faster than the national average in targeted Belo markets. Projected population growth rates: • Texas 1.9% • Northwest 1.2% • Southwest 2.4% • U.S. average is 0.9% Award-Winning History of Excellence Since 2000: • 6 Alfred I. DuPont — Columbia University Silver Baton Awards • 5 George Foster Peabody Awards • 19 national Edward R. Murrow Awards Revenue Drivers • Increased advertising spending connected to the 2008 presidential elections and summer Olympics • Expanding local programming using existing resources • Retransmission and new media strategies

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A. H. Belo: Newspaper Regional Revenue and Market Diversification Based on 2006 revenues Newspaper Demographics Strong demographic growth in A.H. Belo’s markets. Projected population growth rates: • Dallas/Fort Worth 2.0% • Providence 0.6% • Riverside 2.4% • U.S. average is 0.9% Award-Winning History of Excellence • 8 Pulitzer Prizes since 1986 • 4 EPpy Awards in 2006 • AP Managing Editors Online Convergence Award in 2006 Revenue Drivers • Leveraging newspaper resources and editorial content to build a sustainable and rapidly-growing portfolio of online businesses • Creating new print and online products to reach targeted local audiences Notice to Investors This fact sheet contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that may be considered forward-looking include statements incorporating terms such as “will,” “expects,” “believes,” “intends,” “anticipates,” “may,” “should,” “could,” and similar terms that relate to future events, performance, or results. Similarly, statements regarding the execution, timing, costs, consequences or effects of the spin-off of the newspaper business of Belo; the businesses, revenues, capital structures, dividends, tax rates, stock exchange listings, locations, employees, management and boards of directors of the two public companies resulting from the spin-off; the related corporate reorganization transactions and tax-free nature of such transactions; borrowings under existing or new credit facilities; agreements or arrangements relating to any such matters; or that describe Belo’s or A. H. Belo’s objectives, plans or goals, are forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict and which may cause actual results, performance or outcomes to differ materially from the historical experience of Belo or from any future results, performance or outcomes expressed or implied by these statements. There may be additional risks, uncertainties and factors that Belo does not currently view as material or that are not necessarily known. These risks and uncertainties include, but are not limited to, underlying assumptions or expectations related to the spin-off transaction; continuation of existing or obtaining of new credit facilities proving to be inaccurate or unrealized; the timing of any review of A. H. Belo’s registration statement on Form 10 by the SEC; advertiser, customer and supplier relationships, demand and prices; competition; ability to realize anticipated benefits from initiatives and timing of benefits; market demand; changes in interest rates and newsprint prices; changes in readership or viewership; industry cycles; development of the Internet; litigation and other contingent liabilities; and economic, political, governmental and technological factors affecting the Company’s operations, tax rate, markets, products, services and prices, among others. Belo cannot make any assurance that the spin-off will occur or that projected results or events will be achieved. Additional factors related to these and other expectations regarding the proposed spin-off will be discussed in the Form 10. Please also see the risk factors described in Belo’s SEC filings, including Belo’s Annual Report on Form 10-K for the year ended December 31, 2006.